EXCHANGE AGREEMENT

      THIS EXCHANGE AGREEMENT (this "Agreement") is made this 23rd day of November 2004, by and among REWARD ENTERPRISES, INC., a Nevada corporation ("Reward"); CONSUMERS CHOICE FINANCIAL SERVICES, INC., a Nevada corporation ("CCF"); and the persons listed in Exhibit A-1 hereof who are the owners of record of all ownership interest of CCF who execute and deliver the Agreement ("CCF Stockholders"), based on the following:

                                    RECITALS

      Reward wishes to acquire all the ownership interest stock of CCF in exchange for the common stock of Reward in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Agreement to represent the terms and conditions of such tax-free reorganization, which Agreement the parties hereby adopt.

                                    AGREEMENT

      Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived here from, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I

                                EXCHANGE OF STOCK

      1.01 Exchange of Interests. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the CCF Stockholders shall assign, transfer, and deliver to Reward, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all of their respective ownership interest in CCF (the "CCF Shares") owned by the CCF Stockholders which interests shall represent one hundred percent (100%) of the ownership interest in CCF, and Reward agrees to acquire such ownership interests on such date by issuing and delivering in exchange therefore an aggregate of three hundred eighty million (380,000,000) restricted shares of Reward common stock, par value $0.001 per share, (the "Reward Common Stock"). The Reward Common Stock shall be issued pro rata based on the percentage of ownership interest held and as set forth opposite the CCF Stockholder's respective names in Exhibit A-1. The shares are to be issued and held in escrow to be delivered at Closing when all conditions are met.

      1.02 Delivery of Certificates by CCF Stockholders. The transfer of CCF Shares by the CCF Stockholders shall be effected by the delivery to Reward at the Closing (as set forth in Section 1.05 hereof) of certificates representing the CCF Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed.

      1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, Reward will own one hundred percent (100%) of the ownership interest of CCF and CCF will be a wholly-owned subsidiary of Reward operating under the name CONSUMERS CHOICE FINANCIAL SERVICES, INC., or such other name as Reward may determine.

      1.04 Closing and Parties. The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before February 23, 2005, or on another date to be agreed to in writing by the parties (the "Closing Date"). The Agreement may be closed at any time following approval by a majority of the board of directors of Reward and a majority of the stockholders of CCF. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

      1.05 Closing Events.

      (a) Reward Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Reward shall deliver to CCF at Closing all the following:


            (i) Copies of the resolutions of Reward's board of directors' minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions;

            (ii) Certificates for 380,000,000 shares of Reward Common Stock in the names of the CCF Stockholders or their respective designees and in the amounts set forth in Exhibit A-1 delivered to escrow pending CCF Deliveries.

In addition to the above deliveries, Reward shall take all steps and actions as CCF and the CCF Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

      (b) CCF Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, CCF and/or the CCF Stockholder's shall deliver to Reward at Closing all the following:


            (i) Copies of resolutions of the board of directors and of the stockholders of CCF authorizing the execution and performance of this Agreement and the contemplated transactions; and

            (ii) The certificates representing the CCF Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed.

            (iii) CCF must obtain a signed Letter of Intent to acquire or launch operations of a commercial debt recovery business or CCF must submit a completed bank charter application within ninety days or the Reward Common Stock my be reduced or otherwise modified by Reward.

In addition to the above deliveries, CCF shall take all steps and actions as Reward may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

      1.06. Termination. This Agreement may be terminated by the board of directors of either Reward or CCF at any time prior to the Closing Date if:

      (a) There shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

      (b) Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange.

                                   ARTICLE II

              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF REWARD

      As an inducement to, and to obtain the reliance of CCF, Reward represents and warrants as follows:

      2.01 Organization. Reward is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Reward's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

      2.02 Approval of Agreement. Reward has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Reward has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to compliance with state and federal corporate and securities laws.

      2.03 Capitalization. The authorized capitalization of Reward consists of 500,000,000 shares of common stock, $0.001 par value, of which 4,412,200 shares of common stock are issued and outstanding. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Reward.

      2.04 Outstanding Warrants and Options. Reward has no existing warrants or options, calls, or commitments of any nature relating to the authorized and unissued Reward Common Stock.

      2.05 Litigation and Proceedings. There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of Reward, threatened by or against Reward or adversely affecting Reward or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Reward does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      2.06 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Reward is a party or to which any of its properties or operations are subject.

      2.07 Reward Schedules. Reward has delivered to CCF the following schedules, which are collectively referred to as the "Reward Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement:

      (a) A schedule including copies of the articles of incorporation and bylaws of Reward in effect as of the date of this Agreement;

      (b) A schedule containing copies of resolutions adopted by the board of directors of Reward approving this Agreement and the transactions herein contemplated;

      (c) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Reward Schedules by Sections 2.01 through 2.06.

Reward shall cause the Reward Schedules and the instruments delivered to CCF hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated Reward Schedules shall be delivered prior to and as a condition precedent to the obligation of CCF to close.

                                   ARTICLE III

                REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CCF

      As an inducement to, and to obtain the reliance of, Reward, CCF represents and warrants as follows:

      3.01 Organization. CCF is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of CCF. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of CCF's articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

      3.02 Approval of Agreement. CCF has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of CCF have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the CCF Stockholders.

      3.03 Capitalization. The authorized capitalization of CCF consists of 50,000,000 shares of capital stock, par value $0.001 of which as of the date hereof 10,000,000 shares are issued and outstanding. All issued and outstanding shares of CCF are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of CCF.

      3.04 Financial Statements.

      (a) Included in Schedule 3.04 is the unaudited balance sheet of CCF as of September 30, 2004. Following the Closing, CCF shall furnish audited financial statements for the period from inception through December 31, 2004.

      (b) The audited financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the Securities and Exchange Commission. The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC. The financial statements of CCF will present fairly, as of their respective dates, the financial position of CCF.

      3.05 Outstanding Warrants and Options. CCF has no issued warrants or options, calls, or commitments of any nature relating to the authorized and unissued CCF capital stock.

      3.06 Litigation and Proceedings. There are no material actions, suits, or proceedings pending or, to the knowledge of CCF, threatened by or against CCF or adversely affecting CCF, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. CCF does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      3.07 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which CCF is a party or to which any of its properties or operations are subject.

      3.08 Governmental Authorizations. CCF has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with applicable securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by CCF of this Agreement and the consummation by CCF of the transactions contemplated hereby.

      3.09 Compliance With Laws and Regulations. CCF has complied with all applicable statutes and regulations of any national, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of CCF or except to the extent that noncompliance would not result in the occurrence of any material liability for CCF.

      3.10 CCF Schedules. CCF has delivered to Reward the following schedules, which are collectively referred to as the "CCF Schedules" and which consist of the following separate schedules dated as of the date of execution of this
Agreement:

      (a) A schedule including copies of the articles of incorporation and bylaws of CCF and all amendments thereto in effect as of the date of this Agreement;

      (b) A schedule  containing  copies of resolutions  adopted by the board of
directors  of  CCF  approving  this  Agreement  and  the   transactions   herein
contemplated;

      (c) A schedule setting forth the financial statements required pursuant to
Section 3.04 (a) hereof; and

      (d) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the CCF Schedules by Sections 3.01 through 3.09.

CCF shall cause the CCF Schedules and the instruments delivered to Reward hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated CCF Schedules shall be delivered prior to and as a condition precedent to the obligation of Reward to close.

                                   ARTICLE IV

                                SPECIAL COVENANTS

      4.01 New Board of Directors and Officers. Upon closing of the transactions contemplated by this Agreement, the current board of directors and officers of Reward shall resign and in their place nominees of CCF shall be appointed, subject to the approval of the suitability and qualifications of such nominees.

      4.02 The Acquisition of Reward Common Stock. Reward and CCF understand and agree that the consummation of this Agreement including the issuance of the
Reward Common Stock to CCF Stockholders in exchange for the CCF Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Reward and CCF agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. The certificates representing the Reward Common Stock shall be marked with the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

In connection with the transaction contemplated by this Agreement, Reward and CCF shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the CCF Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

      4.03 Securities Filings. Reward shall be responsible for the preparation of any required filing with the Securities and Exchange Commission and CCF will be responsible for any and all filings in any jurisdiction where its stockholders reside which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

      The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

      5.01 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for national, provincial, federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

      5.02 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Nevada.

      5.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier to the address of the respective parties or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

      5.04 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      5.05 Schedules; Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by Reward or CCF such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

      5.06 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

      5.07 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

      5.08   Counterparts.   This   Agreement   may  be   executed  in  multiple
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

      5.09 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

      5.10 Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

      IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.



REWARD ENTERPRISES, INC.                  CONSUMERS CHOICE FINANCIAL
                                          SERVICES, INC.
a Nevada corporation                      a Nevada corporation


By: /s/Earl Ingarfield                    By: /s/Jeff Fisher
   -------------------------------            ----------------------------------
     Its Duly Authorized Officer              Its Duly Authorized Officer

                                   EXHIBIT A-1

                           CONSUMERS CHOICE FINANCIAL
                              LIST OF STOCKHOLDERS


                             Number of Shares/       Number of Reward
                             Percent of Ownership     Shares to be Received
Name of Shareholder          of CCF                   in Exchange
                                                      -----------

York Ventures
Southwest, LLC               5,000,000/50%              190,000,000

ATM Alliance
Trust, LLC                   5,000,000/50%              190,000,000